COLUMBIA INTERNATIONAL STOCK FUND
                                  (THE "FUND")

              SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION


1. Effective February 15, 2003, the paragraph under the sub-heading "REINSTATEMENT PRIVILEGES" has been modified as follows:

An investor who has redeemed Class A, B, D, G or T shares (other than shares of the Fund that were redeemed within 30 days of their acquisition by exchange from another fund) may, upon request, reinstate within one year a portion or all of the proceeds of such sale in shares of Class A of any fund at the NAV next determined after LFS receives a written reinstatement request and payment. Investors who desire to exercise this privilege should contact their FSF or LFS. Shareholders may exercise this privilege an unlimited amount of times. Exercise of this privilege does not alter the Federal income tax treatment of any capital gains realized on the prior sale of fund shares, but to the extent any such shares were sold at a loss, some or all of the loss may be disallowed for tax purposes. Consult your tax advisor.



                                                                 January 3, 2003